Subsequent Event	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent Events
24.	SUBSEQUENT EVENT
In February 2024, the Company entered into a loan agreement with plus (CN), under which the loan principal amount is US$3,500 with an original term of two months, which was further extended to four
months, and the interest rate is 12% per annum. In April 2024, an additional loan agreement were entered by the same parties, the loan principal amount is US$1,500 with a term of two months and the interest rate is 12% per annum.
On
March 13, 2024
, the Board of Directors approved to extend the term of the share repurchase program such that the Company may repurchase up to approximately US$
300
million through March 12, 2025. The Company expects to fund the repurchases with its existing cash balance.
On March 13, 2024, the Board of Directors declared an annual cash dividend for the year ended December 31, 2023, of US$0.0072 per ordinary share, or US$0.1444 per American depositary shares to holders of record of the Company’s ordinary shares at the close of business on April 5, 2024. The aggregate amount of the dividend is expected to be approximately
 US$150
million. Cash dividends are expected to be paid to holders of the Company’s American depositary shares around

April 19, 2024,
subject to the terms of the deposit agreement, including the fees and expenses payable thereunder.